EXHIBIT 99.1


                             JDN REALTY CORPORATION
                              EARNINGS RELEASE AND
                            SUPPLEMENTAL INFORMATION

                         Quarter Ended December 31, 1996

                                TABLE OF CONTENTS

PRESS RELEASE...................................................1

INVESTOR INFORMATION............................................4

CONDENSED CONSOLIDATED BALANCE SHEETS...........................5

CONDENSED CONSOLIDATED STATEMENTS OF INCOME.....................6

FUNDS FROM OPERATIONS CALCULATION...............................8

PROJECTS UNDER CONSTRUCTION.....................................9

KEY RATIOS.....................................................10

DEBT ANALYSIS..................................................11

NET OPERATING INCOME...........................................12

TENANT INFORMATION.............................................13

OPERATING PORTFOLIO............................................14

LEASE EXPIRATION SCHEDULE......................................16

                                                         FOR IMMEDIATE RELEASE

                                                   Contact:  William J. Kerley
                                                       Chief Financial Officer
                                                                (404) 262-3252


               JDN REALTY CORPORATION ANNOUNCES 33.1% INCREASE IN
          FUNDS FROM OPERATIONS FOR THE QUARTER ENDED DECEMBER 31, 1996


ATLANTA, GA (February 3, 1997) - JDN Realty Corporation (NYSE:JDN) today announced results for the quarter and year ended December 31, 1996. For the fourth quarter, funds from operations increased 33.1% to $6.9 million, or $0.58 per share, compared with funds from operations in the fourth quarter of 1995 of $5.2 million, or $0.52 per share. Net income increased 14.9% to $4.6 million, or $0.39 per share, compared with net income in the fourth quarter of 1995 of $4.0 million, or $0.40 per share. Total revenues increased 16.4% to $9.9 million, compared with total revenues of $8.5 million in the fourth quarter of 1995.

For the year ended December 31, 1996, funds from operations increased 43.2% to $24.7 million, or $2.23 per share, compared with funds from operations for the year ended December 31, 1995 of $17.2 million, or $1.95 per share. Net income increased 55.4% to $16.7 million, or $1.50 per share, compared to net income for the year ended December 31, 1995 of $10.7 million, or $1.22 per share. Total revenues increased 16.8% to $36.6 million, compared with total revenues of $31.4 million for the year ended December 31, 1995.

"The increase in our FFO and FFO per share for the quarter and year ended is primarily attributable to revenues from our development, redevelopment and acquisition properties. During the quarter, we enhanced our financial position by raising $52.6 million in a common stock offering which closed on November 17, 1996. Repayment of debt with the proceeds of this offering contributed to the strengthening of our balance sheet as evidenced by our relatively low debt to total market capitalization ratio of 28.2% as of December 31, 1996," said J. Donald Nichols, chairman and chief executive officer.

During the fourth quarter, the Company achieved the following through its development activities:

- In Canton, Georgia, the completion of a 238,000 square foot shopping center anchored by a Wal-Mart Supercenter. The project is 94.1% leased.
- In Greenville, North Carolina, the completion of a 324,000 square foot power center anchored by Target, Kroger, T.J. Maxx, Circuit City, Barnes & Noble, Reading China, Shoe Carnival, Dress Barn and Chili's. The center is 94.8% leased.
-        In Conyers, Georgia, the grand opening of Rhodes and Sport Shoe Expo.
         These tenants represent 58,000 square feet of this 424,000 square foot power center, which is anchored by a Wal-Mart Supercenter and Home Depot. The project is 97.4% leased.
- In Asheville, North Carolina, the opening of Food Lion, Carmike Cinemas, Office Max and Michaels. These tenants represent 116,000 square feet of this 188,000 square foot power center. The project is 98.3% leased.

Nichols commented further, "Development activity continues to be strong. During 1996, we delivered approximately 1.5 million square feet through development activities. We have begun construction on projects totaling approximately 1.7 million square feet which are scheduled for delivery during 1997 and early 1998. We continue to discuss additional projects with our tenants for 1998 and beyond."

The Company currently has the following projects under construction:

- In Conyers, Georgia, a Petsmart, Goody's and Party City representing 62,000 square feet of a 424,000 square foot power center anchored by a Wal-Mart Supercenter (owned by Wal-Mart), and a Home Depot (owned by Home Depot). These tenants are scheduled to open in the second and third quarters of 1997.
- In Asheville, North Carolina, a 25,000 square foot Goody's and 14,000 square feet of shop space, part of a 188,000 square foot power center anchored by Food Lion, Circuit City, Carmike Cinemas, Office Max and Michaels. These tenants are scheduled to open in the first and third quarters of 1997.
- In Warner Robins, Georgia, a 156,000 square foot shopping center anchored by Lowe's. Tenant openings are projected in the second quarter of 1997.
- In Monaca, Pennsylvania, a 154,000 square foot shopping center anchored by Lowe's. Tenant openings are projected to begin in the third quarter of 1997 and extend through the first quarter of 1998.
- In Cumming, Georgia, a 455,000 square foot power center anchored by a Wal-Mart Supercenter and Home Depot (owned by Home Depot). Tenant openings are projected to begin in the third quarter of 1997 and are projected to extend through 1998.
- In Winston-Salem, North Carolina, a 205,000 square foot free standing Wal-Mart Supercenter which is scheduled for a second quarter 1997 opening.
- In Greensboro, North Carolina, a 469,000 square foot power center anchored by Target (owned by Target), Kroger, Baby Superstore, Kohl's, Homeplace and Petsmart. Tenant openings are scheduled for the fourth quarter of 1997 and the first quarter of 1998.

On December 16, 1996, the Company acquired a 123,000 square foot shopping center in Decatur, Alabama for $6.8 million. The shopping center is 97.8% leased and is anchored by Food World.

For the fourth quarter, the Company announced the following leasing and property management information:

- On a same property basis, annualized base rent per square foot increased to $6.50 as of December 31, 1996 from $6.42 as of December 31, 1995.
- New leases were signed for 7,202 square feet at an average rental rate of $8.44 per square foot.
-        56 tenants incurred contractual rental increases averaging 5.2%.
-        The overall occupancy rate at the end of the quarter was 98.2%.

The Company paid a cash dividend of $0.475 per share on December 27, 1996, to shareholders of record on December 16, 1996. The dividend is equivalent to an annualized dividend of $1.90 per share and represents a payout ratio of 82.0% of funds from operations for the quarter. For the year, the payout ratio was approximately 84.4%, as compared with 92.2% for 1995.

JDN Realty Corporation is a real estate company specializing in the development and asset management of retail shopping centers anchored by value-oriented retailers. Headquartered in Atlanta, Georgia, the Company owns and operates directly or indirectly 48 properties, containing approximately 6.1 million square feet of gross leasable area, located in nine states, primarily in the Southeast. The common stock of JDN Realty Corporation is listed on the New York Stock Exchange under the symbol JDN. For additional information, visit the Company's home page on the internet at http://www.irinfo.com/jdn.

                              FINANCIAL HIGHLIGHTS
                                   (Unaudited)

(In thousands, except per share data)

                                                             Three Months Ended December 31,
                                                                1996                 1995          % Change
                                                                ----                 ----          --------
Total revenues                                              $   9,867          $     8,479           16.4%
Income before extraordinary item                            $   4,598          $     4,002           14.9%
Net income                                                  $   4,598          $     4,002           14.9%
Net income per share                                        $    0.39          $      0.40           (3.5)%
Funds from operations                                       $   6,907          $     5,189           33.1%
Funds from operations per share                             $    0.58          $      0.52           11.8%
Dividends per share                                         $  0.4750          $    0.4550            4.4%


                                                                Years Ended December 31,
                                                                1996                 1995          % Change
                                                                ----                 ----          --------

Total revenues                                              $  36,623           $   31,362           16.8%
Income before extraordinary item                            $  16,682           $   11,268           48.0%
Net income                                                  $  16,682           $   10,737           55.4%
Net income per share                                        $    1.50           $     1.22           23.6%
Funds from operations                                       $  24,683           $   17,234           43.2%
Funds from operations per share                             $    2.23           $     1.95           13.9%
Dividends per share                                         $    1.88           $   1.8025            4.3%

Gross leasable square footage (operating) (1)                   6,135                4,890           25.5%
Occupancy rate (1)                                               98.2%                98.9%          (0.7)%


(1)  As of the end of the applicable period.

A copy of the Company's supplemental materials for the quarter ended December 31, 1996 is available to interested parties upon written request to:

                               Investor Relations
                             JDN Realty Corporation
                            3340 Peachtree Road, N.E.
                                   Suite 1530
                             Atlanta, Georgia 30326
                               Fax: (404) 364-6446

INVESTOR INFORMATION


RESEARCH COVERAGE:

A.G. Edwards & Sons, Inc.                   Marsha J. Camp             (314) 955-5369

Alex. Brown & Sons Incorporated             Cathy C. Creswell          (410) 895-3250
                                            Barry C. Curtis            (410) 895-3388
                                            Samuel T. Hillers          (410) 895-3368

Bankers Trust (BT Securities                Kevin Comer                (212) 250-5941
Corporation)                                Evelyn Leon-Infurna        (212) 250-6325

Equitable Securities Corporation            Robert E. Williams         (615) 780-9368
                                            Brian W. Ruttenbur         (615) 780-4185

Interstate/Johnson Lane                     Christopher W. Marinac     (404) 240-5024

J.C. Bradford & Co.                         Steve Temple               (615) 748-9537

Merrill Lynch & Co.                         Eric I. Hemel              (212) 449-0334
                                            Steve Sakwa                (212) 449-0335

The Robinson-Humphrey Company, Inc.         James H. Kammert           (404) 266-6000

Smith Barney, Inc.                          William A. Acheson         (212) 816-1923
                                            David M. Sherman           (212) 816-8408


QUARTERLY RESULTS:

The Company plans to announce quarterly results according to the following schedule:

                  First Quarter 1997            Late April 1997
                  Second Quarter 1997           Late July 1997
                  Third Quarter 1997            Late October 1997
                  Fourth Quarter 1997           Late January 1998

For additional information, please contact:

                               Investor Relations
                             JDN Realty Corporation
                            3340 Peachtree Road, N.E.
                                   Suite 1530
                             Atlanta, Georgia 30326
                                 (404) 262-3252
                               Fax: (404) 364-6446

                             JDN REALTY CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                              December 31,      December 31,
                                                                  1996              1995
                                                              -----------       ------------
                                                              (Unaudited)
                                                                        (In thousands)
ASSETS
Shopping center properties, at cost:
   Land                                                       $  50,455         $  40,576
   Buildings and improvements                                   262,568           223,649
   Property under development                                    19,646            12,593
                                                              ---------         ---------
                                                                332,669           276,818
   Less: accumulated depreciation and amortization              (27,973)          (20,312)
                                                              ---------         ---------
       Shopping center properties, net                          304,696           256,506
Cash and cash equivalents                                         2,709             3,109
Restricted cash - escrow                                          3,659             3,060
Rents receivable                                                  2,208             2,628
Investments in and advances to unconsolidated entities           41,253            22,564
Deferred costs, net of amortization                               6,181             7,459
Other assets                                                     11,280               542
                                                              ---------         ---------
                                                              $ 371,986         $ 295,868
                                                              =========         =========


LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
   Mortgage notes payable                                     $ 141,882         $ 128,839
   Accounts payable and accrued expenses                          1,264             5,720
   Other liabilities                                              2,301             1,323
                                                              ---------         ---------
       Total Liabilities                                        145,447           135,882

Shareholders' Equity
   Preferred stock, par value $.01 per share-
       authorized 20,000,000 shares, none outstanding              --                --
   Common stock, par value $.01 per share-
       authorized 150,000,000 shares, issued and
       outstanding 13,056,054 and 10,012,054 shares
       in 1996 and 1995, respectively                               131               100
   Paid-in capital                                              233,497           166,975
   Accumulated deficit                                           (7,089)           (7,089)
                                                              ---------         ---------
       Total Shareholders' Equity                               226,539           159,986
                                                              ---------         ---------

                                                              $ 371,986         $ 295,868
                                                              =========         =========

                             JDN REALTY CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)


                                                            Three Months Ended December 31,
                                                                 1996              1995
                                                             -----------        ---------
                                                                    (In thousands)
Revenue:
    Minimum and percentage rents                              $   8,878         $   7,486
    Recoveries from tenants                                         941               848
    Other revenue                                                    48               145
                                                              ---------         ---------
       Total revenues                                             9,867             8,479

Operating expenses:
    Operating and maintenance                                       715               539
    Real estate taxes                                               451               464
    General and administrative                                      932               783
    Depreciation and amortization                                 2,080             1,743
                                                              ---------         ---------
       Total operating expenses                                   4,178             3,529
                                                              ---------         ---------
    Income from operations                                        5,689             4,950

Other income (expense):
    Interest expense, net                                        (1,465)           (1,525)
    Other expense, net                                              (70)              (89)
    Equity in net income of unconsolidated entities                 444               125
                                                              ---------         ---------
Income before net gain on real estate sales                       4,598             3,461
Net gain on real estate sales                                      --                 541
                                                              ---------         ---------
       Net income                                             $   4,598         $   4,002
                                                              =========         =========

Net income per share                                          $    0.39         $    0.40
                                                              =========         =========

Weighted average shares outstanding                              11,925            10,012
                                                              =========         =========

                            JDN REALTY CORPORATION
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                               Years Ended December 31,
                                                                1996              1995
                                                              ---------         ---------
                                                                    (In thousands)
Revenue:
    Minimum and percentage rents                              $  32,933         $  27,466
    Recoveries from tenants                                       3,475             3,245
    Other revenue                                                   215               651
                                                              ---------         ---------
       Total revenues                                            36,623            31,362

Operating expenses:
    Operating and maintenance                                     2,586             2,231
    Real estate taxes                                             1,817             1,970
    General and administrative                                    3,367             2,818
    Depreciation and amortization                                 7,786             6,558
                                                              ---------         ---------
       Total operating expenses                                  15,556            13,577
                                                              ---------         ---------
    Income from operations                                       21,067            17,785

Other income (expense):
    Interest expense, net                                        (5,598)           (6,977)
    Other expense, net                                             (187)             (151)
    Equity in net income of unconsolidated entities               1,415               125
                                                              ---------         ---------

Income before net gain (loss) on real estate sales
    and extraordinary items                                      16,697            10,782
Net gain (loss) on real estate sales                                (15)              486
                                                              ---------         ---------
Income before extraordinary items                                16,682            11,268
Extraordinary items                                                --                (531)
                                                              ---------         ---------
       Net income                                             $  16,682         $  10,737
                                                              =========         =========

Net income per share                                          $    1.50         $    1.22
                                                              =========         =========

Weighted average shares outstanding                              11,086             8,819
                                                              =========         =========

JDN REALTY CORPORATION
FUNDS FROM OPERATIONS CALCULATION
FUNDS AVAILABLE FOR DISTRIBUTION CALCULATION

(Dollars in thousands except per share data)                 Three Months Ended December 31,        Years Ended December 31,
                                                             -------------------------------        -----------------------
                                                                  1996              1995              1996               1995
                                                                --------          --------          --------          --------
FUNDS FROM OPERATIONS:
Net income                                                      $  4,598          $  4,002          $ 16,682          $ 10,737
Depreciation of real estate assets                                 1,950             1,643             7,303             6,149
Amortization of tenant allowances and tenant improvements             23                28               104               106
Amortization of deferred leasing commissions                          67                57               255               197
Net loss on real estate sales                                          0              (541)               15              (486)
Extraordinary items                                                    0                 0                 0               531
Depreciation of real estate assets held in
  unconsolidated entities                                            269                 0               324                 0
                                                                --------          --------          --------          --------

FFO                                                             $  6,907          $  5,189          $ 24,683          $ 17,234
                                                                ========          ========          ========          ========

FFO per share                                                   $   0.58          $   0.52          $   2.23          $   1.95
                                                                ========          ========          ========          ========

Weighted average shares outstanding (in thousands)                11,925            10,012            11,086             8,819
                                                                ========          ========          ========          ========

FUNDS AVAILABLE FOR DISTRIBUTION:

FFO                                                             $  6,907          $  5,189          $ 24,683          $ 17,234

Adjustments:
    Amortization of deferred loan costs                              335               304             1,278             1,473
    Other depreciation and amortization                               40                15               124               106
    Straight-line rent                                                (6)                2                14                 9
    Tenant allowances and tenant improvements                        (88)               44              (239)             (257)
    Leasing commissions                                              (53)              (62)             (163)             (283)
    Building improvements                                            (78)             (202)             (288)             (424)
                                                                --------          --------          --------          --------

Funds available for distribution                                $  7,057          $  5,290          $ 25,409          $ 17,858
                                                                ========          ========          ========          ========
Funds available for distribution per share                      $   0.59          $   0.53          $   2.29          $   2.02
                                                                ========          ========          ========          ========

Dividends per share                                             $ 0.4750          $ 0.4550          $ 1.8800          $ 1.8025
                                                                ========          ========          ========          ========

Payout ratio of FFO                                                82.01%            87.78%            84.44%            92.24%
                                                                ========          ========          ========          ========

Payout ratio of funds available for distribution                   80.27%            86.10%            82.03%            89.02%
                                                                ========          ========          ========          ========

JDN REALTY CORPORATION
PROJECTS UNDER CONSTRUCTION
DECEMBER 31, 1996

                                                                                   ESTIMATED         ACTUAL OR          PROJECTED
                                TOTAL           SIGNED/           PERCENT            TOTAL           PROJECTED         FIRST FULL
          LOCATION/            SQUARE          COMMITTED          LEASED/           PROJECT           TENANT           QUARTER OF
           ANCHORS              FEET             LEASES          COMMITTED           COST             OPENING         STABILIZATION
-------------------------   --------------   ---------------   ---------------   --------------   ----------------   --------------
CONYERS, GA (1)
  Wal-Mart (2)                    199,000                                                                    8/21/96
  Home Depot (2)                  105,000                                                                    9/25/96
  Rhodes                           43,000                                                                    9/12/96
  Goody's                          25,000                                                                 3rd Qtr 97
  Sport Shoe Expo                  15,000                                                                    10/6/96
  Petsmart                         26,000                                                                 2nd Qtr 97
  Party City                       11,000                                                                 3rd Qtr 97
                                ---------
                                  424,000           424,000       100.0%            $7,310,000                          4th Qtr 97
ASHEVILLE, NC (1)
  Food Lion                        40,000                                                                   12/18/96
  Circuit City                     33,000                                                                    8/30/96
  Carmike Cinemas                  32,000                                                                   11/21/96
  Goody's                          25,000                                                                 3rd Qtr 97
  Office Max                       24,000                                                                     9/5/96
  Michaels                         20,000                                                                     9/9/96
  Shops                            14,000                                                                 1st Qtr 97
                                ---------
                                  188,000           180,500        96.0%           $15,747,000                          2nd Qtr 97
WARNER ROBINS, GA
  Lowe's (3)                      132,000                                                                 2nd Qtr 97
  Shops                            24,000                                                                 2nd Qtr 97
                                ---------
                                  156,000           132,000        84.6%           $10,688,000                          3rd Qtr 97
MONACA, PA
  Lowe's (3)                      126,000                                                                 3rd Qtr 97
  Shops Phase I                    14,000                                                                 3rd Qtr 97
  Shops Phase II                   14,000                                                                 1st Qtr 98
                                ---------
                                  154,000           126,000        81.8%           $10,961,000                          3rd Qtr 97
CUMMING, GA
  Wal-Mart                        204,000                                                                 3rd Qtr 97
  Home Depot (2)                  102,000                                                                 3rd Qtr 97
  Additional Retail               149,000                                                                       1998
                                ---------
                                  455,000           306,000        67.3%           $21,895,000                          1st Qtr 98
WINSTON-SALEM, NC
  Wal-Mart (3)                    205,000           205,000        100.0%          $14,316,000            2nd Qtr 97    3rd Qtr 97

GREENSBORO, NC
  Target (2)                      122,000                                                                 4th Qtr 97
  Kohl's                           87,000                                                                 1st Qtr 98
  Kroger (4)                       59,000                                                                 4th Qtr 97
  Homeplace                        53,000                                                                 4th Qtr 97
  Baby Superstore                  42,000                                                                 4th Qtr 97
  Petsmart                         26,000                                                                 4th Qtr 97
  Mini-Anchor                      14,000                                                                 4th Qtr 97
  Party City                       11,000                                                                 4th Qtr 97
  Blockbuster                       6,000                                                                 4th Qtr 97
  Dollar Tree                       4,000                                                                 4th Qtr 97
  Shops                            45,000                                                                 1st Qtr 98
                                ---------
                                  469,000           390,600        83.3%           $27,834,000                          2nd Qtr 98
TBA
  TBA                             151,000           133,000        88.1%           $11,900,000            4th Qtr 97    1st Qtr 98

WOODSTOCK, GA
  Pike Nurseries                   12,000            12,000        100.0%           $2,400,000            2nd Qtr 97    3rd Qtr 97

PEACHTREE CITY, GA
  Pike Nurseries                   12,000            12,000        100.0%           $1,630,000            2nd Qtr 97    3rd Qtr 97
                                ---------         ---------                       ------------
TOTAL                           2,226,000         1,921,100        86.3%          $124,681,000
                                =========         =========                       ============
TOTAL OWNED                     1,698,000         1,393,100        82.0%          $124,681,000
                                =========         =========                       ============
TOTAL NON-OWNED                   528,000           528,000        100.0%                   $0
                                =========         =========                       ============

(1)  Property held through a joint venture interest.                 (3)  Owned by JDN Development Company, Inc.
(2)  Tenant will build and own its portion of the shopping center.   (4)  Ground lease.

JDN REALTY CORPORATION
KEY RATIOS
DECEMBER 31, 1996

                                                                                                         As of or for the
                                                                                                  Three Months Ended December 31,
                                                                                                     1996                  1995
                                                                                                -------------        ---------------
COVERAGE RATIOS
      Interest Coverage Ratio (EBITDA/Interest expense)                                                 5.56                 4.77
      Debt Service Coverage Ratio (EBITDA/Interest expense + Scheduled principal payments)              4.73                 4.12
DEBT/EQUITY RATIOS
      Total debt/Total market capitalization                                                           28.23%               36.51%
      Total debt/Equity market capitalization                                                          39.34%               57.51%
      Total debt/Book equity capitalization                                                            62.63%               80.53%
RETURN ON INVESTMENT RATIOS
      Annualized return on book value (Funds from operations/Average book equity)                      13.65%               12.95%
      Annualized return on operating real estate investments (EBITDA/Average
             operating real estate investments (undepreciated book value))                             11.15%               11.70%
OVERHEAD RATIOS
      Annualized general & administrative expenses/Average total assets                                 1.04%                1.09%
      General & administrative expenses/Total revenues                                                  9.45%                9.23%
RECOVERABLE EXPENSES RATIOS
      Recoveries as a percent of recoverable expenses                                                  94.15%               94.86%
      Recoveries as a percent of operating and maintenance expenses and real estate taxes              80.71%               84.56%
PAYOUT RATIOS
      FFO payout ratio (Declared dividends/FFO)                                                        82.01%               87.78%
      FAD payout ratio (Declared dividends/Funds available for distribution)                           80.27%               86.10%
MARKET CAPITALIZATION CALCULATIONS
      Shares outstanding (end of quarter)                                                         13,056,054           10,012,054
      Stock price (end of quarter)                                                              $     27.625         $     22.375
                                                                                                ------------         ------------
             Equity market capitalization                                                       $360,673,492         $224,019,708
      Total debt (end of quarter)                                                                141,882,184          128,838,991
                                                                                                ------------         ------------
             Total market capitalization                                                        $502,555,676         $352,858,699
                                                                                                ============         ============
EBITDA CALCULATION
      Income before extraordinary items                                                         $  4,597,960         $  4,002,177
      Plus:  Depreciation and amortization                                                         2,080,320            1,742,873
             Interest expense, net                                                                 1,464,933            1,525,343
                                                                                                ------------         ------------
      EBITDA                                                                                    $  8,143,213         $  7,270,393
                                                                                                ============         ============

JDN REALTY CORPORATION
DEBT ANALYSIS
DECEMBER 31, 1996

OUTSTANDING DEBT:

                                                                        EFFECTIVE                           PERCENT
                                                      PRINCIPAL          INTEREST       MATURITY            OF TOTAL       MONTHS TO
                                                       BALANCE           RATE (1)         DATE            INDEBTEDNESS     MATURITY
                                                    -------------       ----------      --------          ------------    ----------
                                                    (in thousands)
Fixed Rate
    Term Debt                                            $ 71,771         8.63%           29-Mar-01           50.6%           51
    Mortgage note payable                                   6,553         7.38%           01-Dec-03            4.6%           83
                                                         --------       ------                               -----           ---
                                                           78,324         8.53%                               55.2%           54
Floating Rate
    Bank Credit Facility                                   28,800         7.90% (2)       30-Jun-98           20.3%           18
    Construction loan - Opelika, Alabama                    1,552         7.23% (3)       05-Dec-97            1.1%           11
    Construction loan - Greenville, North Carolina         14,042         6.88% (4)       23-Jan-99            9.9%           25
    Construction loan - Newnan, Georgia                    19,164         7.01% (4)       21-Aug-98           13.5%           20
                                                         --------       ------                               -----            --
                                                           63,558         7.39%                               44.8%           20
                                                         --------       ------                               -----            --
                                                         $141,882         8.02%                              100.0%           38
                                                         ========       ======                               =====            ==

WEIGHTED AVERAGE INTEREST RATES:

                                                                  WEIGHTED
                                                                  AVERAGE           WEIGHTED
                                                  PRINCIPAL      EFFECTIVE          AVERAGE
                                                   BALANCE     INTEREST RATE    INTEREST RATE (5)
                                                  --------     ---------------  ----------------
    Fixed Rate Debt                               $ 78,324        8.53%               6.80%
    Hedged Floating Rate Debt                       63,558        8.30%               7.95%
                                                  --------        ----                -----
    Total Debt                                    $141,882        8.42%               7.31%
                                                  ========        =====               ======



DEBT MATURITIES:
(dollars in thousands)

                                                                                                CUMULATIVE
                                                                                  % OF             % OF
                                   SCHEDULED                                      DEBT             DEBT
                YEAR             AMORTIZATION      MATURITIES    TOTAL          EXPIRING         EXPIRING
       ----------------------------------------------------------------------------------------------------
                1997                 $1,082       $  1,529      $  2,611           1.8%               1.8%
                1998                  1,443         47,963        49,406          34.8%              36.6%
                1999                  1,241         13,703        14,944          10.5%              47.1%
                2000                  1,296           -            1,296           0.9%              48.0%
                2001                    568         67,224        67,792          47.9%              95.9%
                2002                    179           -              179           0.1%              96.0%
                2003                    192          5,462         5,654           4.0%             100.0%
                                    ----------------------------------------------------
                                     $6,001       $135,881      $141,882         100.0%
                                    ====================================================


(1) Represents stated rate plus amortization of deferred loan costs. Excludes effect of swap transaction.
(2)      Stated rate of 30-day Eurodollar plus 1.50%
(3)      Stated rate of LIBOR plus 1.75%
(4)      Stated rate of LIBOR plus 1.50%
(5)      Interest when the amortization of deferred loan costs is excluded.

JDN REALTY CORPORATION
NET OPERATING INCOME (1)
DECEMBER 31, 1996


(dollars in thousands)

                                      Three Months Ended December 31,
                                    1996          1995         % Change
                                  -------        ------        --------
Same Properties (2)                $6,151        $6,127            0.4%

Acquisitions                          199            15         1243.0%

Development / Redevelopment         2,366         1,169          102.4%

Dispositions                            0            37         -100.0%
                                   ------        ------         -------
                                   $8,716        $7,348           18.6%
                                   ======        ======         =======


                                         Years Ended December 31,
                                     1996          1995          % Change
                                   -------       -------         ---------
Same Properties (2)                $24,355       $23,915            1.8%

Acquisitions                           682            15         4493.0%

Development / Redevelopment          7,070         2,346          201.4%

Dispositions                             0           177         -100.0%
                                   -------       -------         ------

                                   $32,107       $26,453          21.4%
                                   =======       =======         ======


(1) Net operating income represents property revenues less property expenses excluding interest expense, depreciation and amortization.

(2) Same Properties represents properties owned and operating during the current period which were also owned and operated during the same period of the prior year.

    JDN REALTY CORPORATION
    TENANT INFORMATION
    DECEMBER 31, 1996

    SIGNIFICANT TENANTS (> 1% OF ANNUALIZED BASE RENT):

                              NUMBER                                              PERCENT OF       PERCENT OF
                            OF STORES          ADDITIONAL          COMPANY        ANNUALIZED         COMPANY
    TENANT                    LEASED            STORES*              GLA           BASE RENT           GLA
    ------------------    ---------------    -------------    ---------------   --------------   --------------
    Wal-Mart                       17                 10          1,776,775             21.2%          29.0%
    Lowe's                          7                  1            714,007             10.7%          11.6%
    Kroger                          6                  2            367,062              7.0%           6.0%
    Bruno's                         7                  -            365,613              5.1%           6.0%
    Kmart                           4                  -            389,564              4.1%           6.4%
    Food Lion                       7                  -            204,798              3.5%           3.3%
    Winn-Dixie                      4                  -            160,328              2.4%           2.6%
    Ingles                          5                  -            150,612              1.6%           2.5%
    Circuit City                    2                  -             61,526              1.4%           1.0%
    Blockbuster                     7                  -             44,754              1.5%           0.7%
    BI-LO                           2                  -             94,901              1.3%           1.5%
    Cato                           10                  -             59,147              1.2%           1.0%
    Fashion Bug                     6                  -             62,200              1.2%           1.0%
                          -----------     --------------     --------------     ------------    -----------
              Total                84                 13          4,451,287             62.2%          72.6%
                          ===========     ==============     ==============     ============    ===========

    * Represents additional tenant stores that are not owned by the Company but are a part of or adjacent to the Company's shopping center properties.

    TENANT MIX:

                                                       PERCENT OF                             PERCENT OF         ANNUALIZED
                                     COMPANY            COMPANY           ANNUALIZED          ANNUALIZED        BASE RENT PER
    TYPE OF TENANT SPACE               GLA                GLA             BASE RENT            BASE RENT         OCCUPIED SF
    --------------------------    --------------      ---------------    -------------     ----------------    ----------------
    Anchor                             4,751,807                 77.5%     $28,183,910                 68.1%              $5.93
    Non-Anchor                         1,271,071                 20.7%      13,204,981                 31.9%              10.39
    Unleased                             111,752                  1.8%               0                  0.0%               0.00
                                  --------------      ---------------    -------------     ----------------    ----------------
        Total or Average               6,134,630                100.0%     $41,388,891                100.0%              $6.87
                                  ==============      ===============    =============     ================    ================

                                                       PERCENT OF                             PERCENT OF         ANNUALIZED
                                     COMPANY            COMPANY           ANNUALIZED          ANNUALIZED        BASE RENT PER
    TYPE OF TENANT SPACE               GLA                GLA             BASE RENT            BASE RENT         OCCUPIED SF
    --------------------------    --------------      ---------------    -------------     ----------------    ----------------
    National                           4,171,256                 68.0%     $26,543,218                 64.1%              $6.36
    Regional                           1,340,887                 21.9%       9,566,583                 23.1%               7.13
    Local                                510,735                  8.3%       5,279,090                 12.8%              10.34
    Unleased                             111,752                  1.8%               0                  0.0%               0.00
                                  --------------      ---------------    -------------     ----------------    ----------------
        Total or Average               6,134,630                100.0%     $41,388,891                100.0%              $6.87
                                  ==============      ===============    =============     ================    ================

                                                       PERCENT OF                             PERCENT OF         ANNUALIZED
                                     COMPANY            COMPANY           ANNUALIZED          ANNUALIZED        BASE RENT PER
    TYPE OF RETAILER                   GLA                GLA             BASE RENT            BASE RENT         OCCUPIED SF
    --------------------------    --------------      ---------------    -------------     ----------------    ----------------
    Discount                           2,166,342                 35.3%     $10,439,315                 25.2%              $4.82
    Supermarket                        1,403,625                 22.9%       9,010,138                 21.8%               6.42
    Home Improvement                     714,008                 11.6%       4,410,885                 10.7%               6.18
    Apparel                              201,157                  3.3%       1,680,987                  4.1%               8.36
    Restaurant                           164,986                  2.7%       2,147,071                  5.2%              13.01
    Video                                113,321                  1.9%       1,323,674                  3.2%              11.68
    Drug Store                           111,210                  1.8%         804,643                  1.9%               7.24
    Footwear                              93,350                  1.5%         921,259                  2.2%               9.87
    Theater                               92,196                  1.5%         934,245                  2.2%              10.13
    Electronics                           76,456                  1.2%         748,271                  1.8%               9.79
    Other - Retail                       585,645                  9.6%       5,611,735                 13.6%               9.58
    Other - Service                      300,582                  4.9%       3,356,668                  8.1%              11.17
    Unleased                             111,752                  1.8%               0                  0.0%               0.00
                                  --------------      ---------------    -------------     ----------------    ----------------
        Total or Average               6,134,630                100.0%     $41,388,891                100.0%              $6.87
                                  ==============      ===============    =============     ================    ================

JDN REALTY CORPORATION
OPERATING PORTFOLIO
DECEMBER 31, 1996

                     YEAR BUILT/                                                          ANNUALIZED
                      RENOVATED      TOTAL        COMPANY       PERCENT     ANNUALIZED   BASE RENT PER
LOCATION             OR EXPANDED      GLA           GLA        OCCUPIED     BASE RENT    OCCUPIED SF         MAJOR TENANTS
----------------------------------------------------------------------------------------------------------------------------------
ALABAMA
  Decatur             1965/1996       123,031         123,031        97.8%  $  765,468       6.36    Food World
  Gadsden                1979         131,044          85,341       100.0%     317,808       3.72    Public Wholesale,
                                                                                                     Food World(1), Eckerd
  Opelika             1993/1995       306,225         306,225       100.0%   1,821,732       5.95    Wal-Mart, Lowe's, Winn-Dixie,
                                                                                                     Goody's, Revco
                                  ----------------------------          --------------
      Sub Total                       560,300         514,597                2,905,008
           % of Portfolio Total           7.0%            8.4%                     7.0%
FLORIDA
  Fort Walton Beach      1986         124,851          21,901        89.0%     218,376      11.20    Wal-Mart(1)
  Tallahassee         1990/1994       265,299         109,052       100.0%     734,376       6.73    Wal-Mart(1), Lowe's
                                  ----------------------------          --------------
      Sub Total                       390,150         130,953                  952,752
           % of Portfolio Total           4.8%            2.1%                     2.3%
GEORGIA
  Canton                 1983         130,926          65,052        95.7%     431,940       6.94    Wal-Mart(1), Ingles, Revco
  Canton (3)             1996         238,026         238,026        94.1%   1,526,508       6.81    Wal-Mart
  Cartersville           1984         135,813         135,813        94.0%     492,288       3.86    Wal-Mart, Ingles, Eckerd
  Cartersville           1995         375,828         375,828       100.0%   2,325,996       6.19    Wal-Mart, Lowe's
  Conyers (5)            1996         366,799          57,662       100.0%     549,060       9.52    Wal-Mart(1), Home Depot(1),
                                                                                                     Rhodes, The Sport Shoe
  Eastman                1990          82,904          41,603       100.0%     278,220       6.69    Wal-Mart(1), Food Lion
  Fayetteville           1990         156,063         156,063        96.1%   1,371,348       9.14    Bruno's, Cinemark Movies, Revco
  Fort Oglethorpe     1973/1992       176,903         176,903        97.7%     770,004       4.45    Kmart, FoodMax, Revco
  Griffin                1986         172,545          64,771       100.0%     434,520       6.71    Wal-Mart(1), Winn-Dixie
  LaFayette              1990          70,849          70,849        96.6%     422,640       6.17    Food Lion, Goody's, Revco
  LaGrange               1984          62,990          62,990       100.0%     233,064       3.70    Wal-Mart
  Lawrenceville - LTC 1989/1995       320,880         277,082        95.6%   2,089,620       7.88    Wal-Mart, Kroger, Regal Cinemas
  Lawrenceville - FFV    1990          89,064          89,064        97.2%     866,724      10.01    Winn-Dixie, Eckerd
  Lilburn                1990          73,950          73,950        95.9%     622,620       8.78    Kroger
  Loganville (4)         1995          90,496          90,496        93.8%     839,496       9.89    Kroger
  Madison                1989         106,100         106,100        95.7%     489,732       4.82    Wal-Mart, Ingles, Revco
  Newnan                 1995         423,667         360,669       100.0%   2,444,355       6.78    Wal-Mart, Lowe's, Uptons(1)
  Riverdale              1989         134,878          22,402        84.5%     261,264      13.81    Kroger(1)
  Stockbridge            1988         162,779         162,779       100.0%     806,844       4.96    Kmart, Bruno's
  Union City             1986         181,954         100,004        96.5%     774,480       8.02    Wal-Mart(1), Ingles,
                                                                                                     Drug Emporium
  Woodstock              1995         164,452         164,452       100.0%   1,442,556       8.77    Wal-Mart
  Ground Leases          1996               0               0       100.0%     250,704        N/A    Pike Nurseries
                                  ----------------------------          --------------
      Sub Total                     3,717,866       2,892,558               19,723,983
           % of Portfolio Total          46.2%           47.2%                    47.7%
KENTUCKY
  Richmond               1992         229,313         158,042       100.0%   1,004,304       6.35    Kmart, Lowe's(1), Food Lion
                                  ----------------------------          --------------
      Sub Total                       229,313         158,042                1,004,304
           % of Portfolio Total           2.9%            2.6%                     2.4%
NORTH CAROLINA
  Asheville (4)          1996         148,370         148,370       100.0%   1,399,908       9.44    Food Lion, Circuit City,
                                                                                                     Carmike Cinemas,
                                                                                                     Goody's(2), Office Max,
                                                                                                     Michaels
  Greenville             1996         323,822         226,822        94.8%   2,225,772      10.35    Target(1), Kroger, T.J.
                                                                                                     Maxx, Circuit City,
                                                                                                     Barnes & Noble, Reading China
  Hendersonville      1988/1995       168,120         133,052       100.0%     716,280       5.38    Wal-Mart, Ingles
  Rockingham             1988         168,776         168,776        98.8%     917,232       5.50    Wal-Mart, Lowe's, Harris Teeter
  Wallace                1989         118,990         118,990       100.0%     536,760       4.51    Wal-Mart, Wilson's
  Wilmington             1991         169,432         169,432       100.0%   1,092,984       6.45    Wal-Mart, Winn-Dixie
                                  ----------------------------          --------------
      Sub Total                     1,097,510         965,442                6,888,936
           % of Portfolio Total          13.7%           15.7%                    16.7%


JDN REALTY CORPORATION
OPERATING PORTFOLIO
DECEMBER 31, 1996

                     YEAR BUILT/                                                              ANNUALIZED
                      RENOVATED      TOTAL        COMPANY       PERCENT     ANNUALIZED      BASE RENT PER
LOCATION             OR EXPANDED      GLA           GLA        OCCUPIED     BASE RENT        OCCUPIED SF      MAJOR TENANTS
-----------------------------------------------------------------------------------------------------------------------------------
OHIO
  Burlington          1991/1995       356,179         159,359         100.0%   1,035,012        6.49          Lowe's, Sam's
                                                                                                              Club(1), Wal-Mart(1)
  Steubenville (3)       1996         130,497         130,497         100.0%     871,236        6.68          Lowe's
                                  ----------------------------            --------------
      Sub Total                       486,676         289,856                  1,906,248
           % of Portfolio Total           6.1%            4.7%                       4.6%
SOUTH CAROLINA
  Charleston             1991         188,886         188,886          98.6%   1,438,344        7.72          Wal-Mart, Food Lion
  Cheraw                 1990         111,028          45,099         100.0%     310,608        6.89          Wal-Mart(1), Food Lion
  Lake City              1991         135,962         135,962         100.0%     714,672        5.26          Wal-Mart, Food Lion
  Sumter                 1987         158,293          19,143          86.5%     120,180        7.26          Wal-Mart(1), Kroger(1)
                                  ----------------------------            --------------
      Sub Total                       594,169         389,090                  2,583,804
           % of Portfolio Total           7.4%            6.3%                       6.2%
TENNESSEE
  Chattanooga            1992         214,579         214,579          96.7%   1,479,444        7.13          Kmart, FoodMax
  Columbia               1993          68,948          68,948         100.0%     511,272        7.42          FoodMax
  Farragut               1991          71,311          71,311         100.0%     510,960        7.17          BI-LO
  Franklin               1983         185,999          18,000         100.0%     131,940        7.33          Big Lots(1)
  Goodlettsville         1987          84,945          84,945          96.7%     672,372        8.18          Kroger
  Memphis                1993          64,223          64,223         100.0%     537,624        8.37          Kroger
  Murfreesboro        1972/1993       117,750         117,750          97.2%     748,452        6.54          FoodMax
  Tullahoma              1989          70,766          70,766          96.5%     426,384        6.24          BI-LO
                                  ----------------------------            --------------
      Sub Total                       878,521         710,522                  5,018,448
           % of Portfolio Total          10.9%           11.6%                      12.1%
VIRGINIA
  Lexington              1989          83,570          83,570         100.0%     405,408        4.85          Wal-Mart
                                  ----------------------------            --------------
      Sub Total                        83,570          83,570                    405,408
           % of Portfolio Total           1.0%            1.4%                       1.0%
  TOTAL                             8,038,075       6,134,630          98.2% $41,388,891      $ 6.87
===================================================================================================================================

(1)  Major tenant that is not owned by the Company.
(2)  Major tenant that is currently under development by the Company.
(3)  Property held by JDN Development Company, Inc.
(4)  Property held through a joint venture interest.
(5) Property held by JDN Development Company, Inc. through a joint venture interest.

JDN REALTY CORPORATION
LEASE EXPIRATION SCHEDULE
DECEMBER 31, 1996

                                                                                    ANNUALIZED                         PERCENT OF
                                             COMPANY GLA         ANNUALIZED         BASE RENT          PERCENT OF       ANNUALIZED
      LEASE                  NUMBER OF      UNDER EXPIRING       BASE RENT         PER SQ. FT.        COMPANY GLA        BASE RENT
    EXPIRATION                 LEASES           LEASES         UNDER EXPIRING     UNDER EXPIRING    REPRESENTED BY    REPRESENTED BY
       YEAR                   EXPIRING        (SQ. FT.)          LEASES (1)         LEASES (1)      EXPIRING LEASES  EXPIRING LEASES
-----------------------------------------------------------------------------------------------------------------------------------
1997                              106          318,858           2,324,830              7.29             5.3%              5.5%
1998                              132          269,821           2,640,062              9.78             4.5%              6.3%
1999                              115          297,744           2,928,357              9.84             4.9%              6.9%
2000                               69          262,420           2,459,584              9.37             4.4%              5.8%
2001                               66          163,647           1,940,361             11.86             2.7%              4.6%
2002                               12           38,227             439,224             11.49             0.6%              1.0%
2003                                6           49,201             383,050              7.79             0.8%              0.9%
2004                                7          208,704             929,746              4.45             3.5%              2.2%
2005                                7           60,181             458,242              7.61             1.0%              1.1%
2006                               19          275,536           1,834,760              6.66             4.6%              4.3%
    Thereafter                     76        4,078,539          25,912,353              6.35            67.7%             61.4%
                        --------------    -------------    ---------------    --------------    -------------     -------------

 Total or Average                 615        6,022,878      $   42,250,569      $       7.02          100.0%            100.0%
                        ==============    =============    ===============    ==============    =============     =============



(1)    Represents rates in effect at the time of lease expiration.